EXHIBIT 10.3
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                      OWNER TRUST ADMINISTRATION AGREEMENT

                                      among

                         BMW VEHICLE OWNER TRUST 2006-A,
                                   as Issuer,

                         BMW FINANCIAL SERVICES NA, LLC,
                          as Owner Trust Administrator,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                              as Indenture Trustee

                          Dated as of September 1, 2006






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                                TABLE OF CONTENTS

                                                                            PAGE


Section 1.1 Duties of the Owner Trust Administrator with Respect to the
            Depository Agreement and the Indenture...........................2

Section 1.2 Additional Duties................................................6

Section 1.3 Non-Ministerial Matters..........................................7

Section 2.  Records..........................................................7

Section 3.  Compensation.....................................................8

Section 4.  Additional Information To Be Furnished to the Issuer.............8

Section 5.  Independence of the Owner Trust Administrator....................8

Section 6.  No Joint Venture.................................................8

Section 7.  Other Activities of Owner Trust Administrator....................8

Section 8.  Term of Agreement; Resignation and Removal of Owner Trust
            Administrator....................................................8

Section 9.  Action upon Termination, Resignation or Removal.................10

Section 10. Notices.........................................................10

Section 11. Amendments......................................................11

Section 12. Successors and Assigns..........................................12

Section 13. Governing Law...................................................12

Section 14. Headings........................................................12

Section 15. Counterparts....................................................12

Section 16. Severability....................................................12

Section 17. Not Applicable to Deutsche Bank Trust Company Americas in
            Other Capacities................................................13

Section 18. Limitation of Liability of Owner Trustee and Indenture
            Trustee.........................................................13

Section 19. Third-Party Beneficiary.........................................13

Section 20. Nonpetition Covenants...........................................13

Section 21. Liability of Owner Trust Administrator..........................14

Section 22. Additional Requirements of the Owner Trust Administrator........14


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EXHIBITS

Exhibit A - Power of Attorney
Exhibit B - Form of Annual Certification
Exhibit C - Servicing Criteria to be Addressed in Assessment of Compliance



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            THIS OWNER TRUST ADMINISTRATION AGREEMENT, dated as of September 1,
2006 is among BMW VEHICLE OWNER TRUST 2006-A, a Delaware statutory trust (the "Issuer"), BMW FINANCIAL SERVICES NA, LLC, a Delaware, limited liability company, as administrator (the "Owner Trust Administrator"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"),

                            W I T N E S S E T H :


            WHEREAS, the Issuer was formed pursuant to a Trust Agreement dated as of August 14, 2006 as amended and restated as of September 1, 2006 (as the same may be further amended and supplemented from time to time, the "Trust Agreement"), between BMW FS SECURITIES LLC, as depositor (the "Depositor"), and WILMINGTON TRUST COMPANY, not in its individual capacity but solely as owner trustee (the "Owner Trustee"), and is issuing 5.36344% Asset Backed Notes, Class A-1, 5.30% Asset Backed Notes, Class A-2, 5.13% Asset Backed Notes, Class A-3 and 5.07% Asset Backed Notes, Class A-4 (collectively, the "Class A Notes") and 5.19% Asset Backed Notes, Class B (the "Class B Notes" and, collectively with the Class A Notes, the "Notes") pursuant to the Indenture dated as of September 1, 2006 (as amended and supplemented from time to time, the "Indenture"), between the Issuer and the Indenture Trustee, and is issuing asset backed certificates (the "Trust Certificates" and, collectively with the Notes, the "Securities") pursuant to the Trust Agreement (capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture, the Trust Agreement or the Sale and Servicing Agreement (as defined herein), as applicable);

            WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Securities and of certain beneficial ownership interests in the Issuer, including (i) a Sale and Servicing Agreement dated as of September 1, 2006 (as amended and supplemented from time to time, the "Sale and Servicing Agreement"), among BMW FINANCIAL SERVICES NA, LLC, as seller (in such capacity, the "Seller"), servicer (in such capacity, the "Servicer"), administrator and custodian, the Depositor, the Issuer and the Indenture Trustee, (ii) a Letter of Representations dated September 22, 2006 (as amended and supplemented from time to time, the "Depository Agreement"), among the Issuer, the Indenture Trustee, the Owner Trust Administrator and THE DEPOSITORY TRUST COMPANY ("DTC") relating to the Notes, (iii) the Indenture and
(iv) the Trust Agreement (the Sale and Servicing Agreement, the Depository Agreement, the Indenture and the Trust Agreement being referred to hereinafter collectively as the "Related Agreements");

            WHEREAS, pursuant to the Related Agreements, the Issuer and Owner Trustee are required to perform certain duties in connection with (a) the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral") and (b) the beneficial ownership interests in the Issuer (the registered holders of such interests being referred to herein as the "Owners");

            WHEREAS, the Issuer and the Owner Trustee desire to have the Owner Trust Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause and to provide such additional

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services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request; and

            WHEREAS, the Owner Trust Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

            Section 1.1 Duties of the Owner Trust Administrator with Respect to the Depository Agreement and the Indenture.

            The Owner Trust Administrator agrees to perform all its duties as Owner Trust Administrator and all the duties of the Issuer and the Owner Trustee under the Depository Agreement. In addition, the Owner Trust Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Indenture and the Depository Agreement. The Owner Trust Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's or the Owner Trustee's duties under the Indenture and the Depository Agreement. The Owner Trust Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate persons of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Indenture and the Depository Agreement. In furtherance of the foregoing, the Owner Trust Administrator shall take all appropriate action that is the duty of the Issuer or the Owner Trustee to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (parenthetical section references are to sections of the Indenture):

            (A) the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

            (B) the causing of the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

            (C) the notification of Noteholders of the final principal payment on their Notes (Section 2.08(b));

            (D) the preparation of Definitive Notes in accordance with the instructions of the Clearing Agency (Section 2.12);

            (E)   reserved;

            (F) the maintenance of an office in the Borough of Manhattan, City of New York, for registration of transfer or exchange of Notes (Section 3.02);


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            (G)   the causing of newly appointed Paying Agents, if any, to
                  deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

            (H) the direction to the Indenture Trustee to deposit moneys with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

            (I) the direction to Paying Agents to pay to the Indenture Trustee all sums held in trust by such Paying Agents (Section 3.03); and

            (J) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate (Section 3.04);

            (K) the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Trust Estate (Section 3.05);

            (L) the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Trust Estate, and the annual delivery of the Officer's Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.09);

            (M) the identification to the Indenture Trustee in an Officer's Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

            (N) the delivery of written notice to the Indenture Trustee and the Rating Agencies of a Servicer Termination Event under the Sale and Servicing Agreement and, if such Servicer Termination Event arises from the failure of the Servicer to perform any of its duties under the Sale and Servicing Agreement with respect to the Receivables, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

            (O) the notifying of the Indenture Trustee of the appointment of a Successor Servicer (Section 3.07(f));

            (P) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10(b));

            (Q) the causing of the Servicer to comply with the Sale and Servicing Agreement, including Sections 4.09, 4.10, and 4.11 and Article VII thereof (Section 3.14);


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            (R)   the delivery of written notice to the Indenture Trustee and the Rating Agencies of each Event of Default under the Indenture and each default by the Servicer or the Seller under the Sale and Servicing Agreement (Section 3.19);

            (S) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

            (T) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 4.04);

            (U) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

            (V) the providing of the Indenture Trustee with the information necessary to deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its United States federal and state and local income or franchise tax returns (Section 6.06).
            (W) the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

            (X) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections 6.08 and 6.10);

            (Y) the maintenance of the effectiveness of the sales finance company licenses required under the Maryland Code and the licenses required under the Pennsylvania Motor Vehicle Sales Finance Act and all required, if any, promissory note licenses in all applicable jurisdictions (Section 6.15);

            (Z) the furnishing to the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

            (AA) the providing of reasonable and appropriate assistance to the Depositor or its designees (including Deutsche Bank Trust Company Americas), as applicable, with the preparation and filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any


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                  applicable state agencies and the transmission of such
                  summaries, as necessary, to the Noteholders (Section 7.03);

            (BB) the opening of one or more accounts in the Issuer's name, the preparation and delivery of Issuer Orders, Officer's Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

            (CC) the preparation of an Issuer Request and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Trust Estate (Sections 8.04 and 8.05);

            (DD) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

            (EE) the execution and delivery of new Notes conforming to any supplemental indenture (Section 9.05);

            (FF) the notifying of Noteholders of redemption of the Notes or to cause the Indenture Trustee to provide such notification (Section 10.02);

            (GG) the preparation and delivery of all Officer's Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the
                  Indenture (Section 11.01(a));

            (HH) the preparation and delivery of Officer's Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

            (II) the notification of the Rating Agencies, upon the failure of the Indenture Trustee to give such notification, of the information required pursuant to Section 11.04 of the Indenture (Section 11.04);

            (JJ) the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06);

            (KK)  the recording of the Indenture, if applicable (Section 11.14);

            The Owner Trust Administrator will:

            (A) pay the Indenture Trustee (and any separate trustee or co-trustee appointed pursuant to Section 6.10 of the Indenture (a "Separate Trustee")) from time to time reasonable compensation for all services rendered by the Indenture


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                  Trustee or Separate Trustee, as the case may be, under the
                  Indenture;

            (B) except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee or any Separate Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee or Separate Trustee, as the case may be, in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

            (C) indemnify the Indenture Trustee and any Separate Trustee and their respective agents for, and hold them harmless against, any losses, liability or expense (including but in no way limited to reasonable attorney fees and expenses) incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Indenture and the other Basic Documents, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Indenture; and

            (D) indemnify the Owner Trustee and its agents, successors, assigns and servants in accordance with Section 8.02 of the Trust Agreement to the extent that amounts thereunder have not been paid pursuant to Section 5.06 of the Sale and Servicing Agreement.

            Section 1.2 Additional Duties.

            (i) In addition to the duties of the Owner Trust Administrator set forth above, the Owner Trust Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate persons of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements or Section 5.04 of the Trust Agreement, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Related Agreements. In furtherance thereof, the Owner Trustee shall, on behalf of itself and of the Issuer, execute and deliver to the Owner Trust Administrator and to each successor Owner Trust Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Owner Trust Administrator the attorney-in-fact of the Owner Trustee and the Issuer for the purpose of executing on behalf of the Owner Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 5 of this Agreement, and in accordance with the directions of the Owner Trustee, the Owner Trust Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the


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capability of the Owner Trust Administrator. Such responsibilities shall include providing to the Depositor and the Indenture Trustee (i) the monthly servicing report in an appropriate electronic form and (ii) Pennsylvania and Maryland renewal notices or forms received by the Owner Trust Administrator and shall exclude the actual filing of any reports pursuant to the Securities Exchange Act of 1934.

            (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Owner Trust Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Sections 5.04 and 5.05(a) of the Trust Agreement with respect to, among other things, accounting and reports to Owners; provided, however, that the Owner Trustee shall retain responsibility for the distribution of the Schedule K-1s (as prepared by the Owner Trust Administrator) necessary to enable each Owner to prepare its federal and state income tax returns.

            (iii) The Owner Trust Administrator shall satisfy its obligations with respect to Section 5.04 of the Trust Agreement under clause (ii) above by retaining, at the expense of the Trust payable by the Owner Trust Administrator, a firm of independent public accountants acceptable to the Owner Trustee, which shall perform the obligations of the Owner Trust Administrator thereunder.

            (iv) The Owner Trust Administrator shall perform the duties of the Owner Trust Administrator including, without limitation, those specified in Sections 8.01, 8.02 and 10.02 of the Trust Agreement required to be performed in connection with the fees, expenses and indemnification and the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Owner Trust Administrator under the Trust Agreement.

            (v) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Owner Trust Administrator may enter into transactions or otherwise deal with any of its affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Owner Trust Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

            Section 1.3 Non-Ministerial Matters.

            With respect to matters that in the reasonable judgment of the Owner Trust Administrator are non-ministerial, the Owner Trust Administrator shall not take any action unless within a reasonable time before the taking of such action, the Owner Trust Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. Unless explicitly provided under this Owner Trust Administration Agreement, for the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

            (A)   the amendment of or any supplement to the Indenture;





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            (B)   the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

            (C)   the amendment, change or modification of the Related
                  Agreements;

            (D) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Owner Trust Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

            (E)   the removal of the Indenture Trustee.

            Notwithstanding anything to the contrary in this Agreement, the Owner Trust Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders under the Related Agreements, (y) sell the Trust Estate pursuant to Section 5.04 of the Indenture or (z) take any other action that the Issuer directs the Owner Trust Administrator not to take on its behalf.

            Section 2 Records. The Owner Trust Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

            Section 3 Compensation. As compensation for the performance of the Owner Trust Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Owner Trust Administrator shall be paid a fee by the Servicer, such fee not to exceed $1,500.

            Section 4 Additional Information To Be Furnished to the Issuer. The Owner Trust Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

            Section 5 Independence of the Owner Trust Administrator. For all purposes of this Agreement, the Owner Trust Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Owner Trust Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

            Section 6   No Joint Venture. Nothing contained in this Agreement
(i) shall constitute the Owner Trust Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.



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            Section 7   Other Activities of Owner Trust Administrator.

            Nothing herein shall prevent the Owner Trust Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

            The Owner Trust Administrator and its affiliates may generally engage in any kind of business with any person party to a Related Agreement, any of its Affiliates and any person who may do business with or own securities of any such person or any of its Affiliates, without any duty to account therefor to the Issuer, the Owner Trustee or the Indenture Trustee.

            Section 8 Term of Agreement; Resignation and Removal of Owner Trust Administrator.

            (a) This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

            (b) Subject to Sections 8(e) and (f), the Owner Trust Administrator may resign its duties hereunder by providing the Issuer with at least 60 days prior written notice.

            (c) Subject to Sections 8(e) and (f), the Issuer may remove the Owner Trust Administrator without cause by providing the Owner Trust Administrator with at least 60 days' prior written notice.

            (d) Subject to Sections 8(e) and (f), at the sole option of the Issuer, the Owner Trust Administrator may be removed immediately upon written notice of termination from the Issuer to the Owner Trust Administrator if any of the following events shall occur:

                  (i) the Owner Trust Administrator shall default in the
            performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten Business Days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

                  (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Owner Trust Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Owner Trust Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs;

                  (iii) the Owner Trust Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Owner


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            Trust Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due; or

                  (iv) any failure by the Owner Trust Administrator to deliver any information, report, certification, attestation or accountants' letter when and as required under Section 22 which continues unremedied for fifteen (15) calendar days after the date on which such information, report, certification, attestation or accountants' letter was required to be delivered.

            The Owner Trust Administrator agrees that if any of the events specified in clauses (ii) or (iii) of this Section shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the happening of such event.

            (e) No resignation or removal of the Owner Trust Administrator pursuant to this Section shall be effective until (i) a successor Owner Trust Administrator shall have been appointed by the Issuer and (ii) such successor Owner Trust Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Owner Trust Administrator is bound hereunder and (iii) the Owner Trustee and the Indenture Trustee consent to the successor Owner Trust Administrator.

            (f) The appointment of any successor Owner Trust Administrator shall be effective only after receipt of written confirmation from each Rating Agency that the proposed appointment will not result in the qualification, downgrading or withdrawal of any rating assigned to the Notes by such Rating Agency.

            (g) A successor Owner Trust Administrator shall execute, acknowledge and deliver a written acceptance of its appointment hereunder to the resigning Owner Trust Administrator and to the Issuer. Thereupon the resignation or removal of the resigning Owner Trust Administrator shall become effective, and the successor Owner Trust Administrator shall have all the rights, powers and duties of the Owner Trust Administrator under this Agreement. The successor Owner Trust Administrator shall mail a notice of its succession to the Noteholders and the Certificateholders. The resigning Owner Trust Administrator shall promptly transfer or cause to be transferred all property and any related agreements, documents and statements held by it as Owner Trust Administrator to the successor Owner Trust Administrator and the resigning Owner Trust Administrator shall execute and deliver such instruments and do other things as may reasonably be required for fully and certainly vesting in the successor Owner Trust Administrator all rights, power, duties and obligations hereunder.

            (h) In no event shall a resigning Owner Trust Administrator be liable for the acts or omissions of any successor Owner Trust Administrator hereunder.

            (i) In the exercise or administration of its duties hereunder and under the Related Documents, the Owner Trust Administrator may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trust Administrator shall not be liable for the conduct or


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misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trust Administrator with due care.

            Section 9. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to
Section 8(a) or the resignation or removal of the Owner Trust Administrator pursuant to Section 8(b), (c) or (d), respectively, the Owner Trust Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Owner Trust Administrator shall forthwith upon such termination pursuant to
Section 8(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Owner Trust Administrator. In the event of the resignation or removal of the Owner Trust Administrator pursuant to
Section 8(b), (c) or (d), respectively, the Owner Trust Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Owner Trust Administrator.

            Section 10. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

            (i) if to the Issuer or the Owner Trustee, to:

                  BMW Vehicle Owner Trust 2006-A
                  In care of Wilmington Trust Company
                  1100 North Market Street
                  Wilmington, Delaware 19890-0001
                  Attention:  Corporate Trust Administration

             (ii) if to the Owner Trust Administrator, to:

                  BMW Financial Services NA, LLC
                  300 Chestnut Ridge Road
                  Woodcliff Lake, New Jersey 07677
                  Attention: Vice President of Finance and Risk

                  with a copy to:

                  BMW Financial Services NA, LLC
                  5550 Britton Parkway
                  Hilliard, Ohio 43026
                  Attention: Cynthia Gray

            (iii) if to the Indenture Trustee, to:

                  Deutsche Bank Trust Company Americas
                  60 Wall Street
                  New York, NY 10005
                  Attention: Structured Finance Services-BMW 2006-A
            or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

            Section 11. Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Owner Trust Administrator and the Indenture Trustee, with the written consent of the Owner Trustee, without the consent of the Noteholders and the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders; provided that such amendment would not materially and adversely affect the interest of any Noteholder or Certificateholder. This Agreement may also be amended by the Issuer, the Owner Trust Administrator and the Indenture Trustee with the written consent of the Owner Trustee and the holders of Notes evidencing at least a majority of the Outstanding Amount of the Controlling Class and the holders of Trust Certificates evidencing at least a majority of the Certificate Percentage Interests for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the holders of Notes and Trust Certificates which are required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and Trust Certificates. Notwithstanding the foregoing, the Owner Trust Administrator may not amend this Agreement without the permission of the Seller, which permission shall not be unreasonably withheld.

            Section 12. Successors and Assigns. This Agreement may not be assigned by the Owner Trust Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Owner Trust Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Owner Trust Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Owner Trust Administrator; provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Owner Trust Administrator is bound hereunder and represents that it has the financial ability to satisfy its indemnification obligations hereunder. Notwithstanding the foregoing, the Owner Trust Administrator can transfer its obligations to any affiliate that succeeds to substantially all of the assets and liabilities of the Owner Trust Administrator and who has represented and warranted that it is not less creditworthy of the Owner Trust Administrator. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

            Section 13. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 14. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

            Section 15. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be an original, but all of which together shall constitute but one and the same agreement.

            Section 16. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            Section 17. Not Applicable to Deutsche Bank Trust Company Americas in Other Capacities. Nothing in this Agreement shall affect any obligation Deutsche Bank Trust Company Americas may have in any other capacity.

            Section 18. Limitation of Liability of Owner Trustee and Indenture Trustee.

            (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by the Owner Trustee solely in its capacity as Owner Trustee and in no event shall the Owner Trustee in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

            (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by the Indenture Trustee solely as Indenture Trustee and in no event shall the Indenture Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

            (c) No recourse under any obligation, covenant or agreement of the Issuer contained in this Agreement shall be had against any agent of the Issuer (including the Owner Trust Administrator and the Owner Trustee) as such by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely an obligation of the Issuer as a Delaware statutory trust, and that no personal liability whatever shall attach to or be incurred by any agent of the Issuer (including the Owner Trust Administrator and the Owner Trustee), as such, under or by reason of any of the obligations, covenants or agreements of the Issuer contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by the Issuer of any such obligations, covenants or agreements, either at common law or at equity, or by statute or constitution, of every such agent is hereby expressly waived as a condition of and in consideration for the execution of this Agreement.

            Section 19. Third-Party Beneficiary. The Seller, the Depositor and the Owner Trustee are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if each were a party hereto.

            Section 20. Nonpetition Covenants. Notwithstanding any prior termination of this Agreement, the Owner Trust Administrator and the Indenture Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court of government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

            Section 21. Liability of Owner Trust Administrator.

            Notwithstanding any provision of this Agreement, the Owner Trust Administrator shall not have any obligations under this Agreement other than those specifically set forth herein, and no implied obligations of the Owner Trust Administrator shall be read into this Agreement. Neither the Owner Trust Administrator nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken in good faith by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct and in no event shall the Owner Trust Administrator be liable under or in connection with this Agreement for indirect, special or consequential losses or damages of any kind, including lost profits, even if advised of the possibility thereof and regardless of the form of action by which such losses or damages may be claimed. Without limiting the foregoing, the Owner Trust Administrator may (a) consult with legal counsel (including counsel for the Issuer), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts and (b) shall incur no liability under or in respect if this Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties.

            Section 22. Additional Requirements of the Owner Trust
Administrator.

            (a)   Reporting Requirements.

            (i) If so requested by the Issuer for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Owner Trust Administrator shall (i) notify the Issuer in writing of any material litigation or governmental proceedings pending against the Owner Trust Administrator and (ii) provide to the Issuer a description of such proceedings.

            (ii) As a condition to the succession to the Owner Trust Administrator by any Person as permitted by Section 8 hereof the Owner Trust Administrator shall provide to the Issuer, at least 10 Business Days prior to the effective date of such succession or appointment, (x) written notice to the Issuer, of such succession or appointment and (y) in writing all information in order to comply with its reporting obligation under
      Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

            (iii) In addition to such information as the Owner Trust Administrator, as administrator, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Issuer, the Owner Trust Administrator shall provide such information regarding the performance or servicing of the Receivables as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

            (b) Administrator Compliance Statement. On or before March 1st of each calendar year, commencing in 2007, the Owner Trust Administrator shall deliver to the Issuer a statement of compliance addressed to the Issuer and signed by an authorized officer of the Owner Trust Administrator to the effect that (i) a review of the Owner Trust Administrator's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Owner Trust Administrator has fulfilled all of its obligations under this Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

            (c)   Report on Assessment of Compliance and Attestation

                  On or before 90 days after the end of each fiscal year,
            commencing with the fiscal year ended December 31, 2006, the Owner Trust Administrator shall:

                  (i) deliver to the Issuer a report (in form and substance
            reasonably satisfactory to the Issuer) regarding the Owner Trust Administrator's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Issuer and signed by an authorized officer of the Owner Trust Administrator, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit C hereto delivered to the Issuer concurrently with the execution of this Agreement;

                  (ii) deliver to the Issuer a report of a registered public accounting firm reasonably acceptable to the Issuer that attests to, and reports on, the assessment of compliance made by the Owner Trust Administrator and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act; and

                  (iii) if requested by the Issuer not later than March 1 of the calendar year in which such certification is to be delivered, deliver to the Issuer and any other Person that will be responsible for signing the certification a Sarbanes Certification on behalf of an asset-backed issuer with respect to a securitization transaction a certification in the form attached hereto as Exhibit B.

      The Owner Trust Administrator acknowledges that the parties identified in clause (a)(iii) above may rely on the certification provided by the Owner Trust Administrator pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. The Issuer will not request delivery of a certification under clause (a)(iii) above unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes the Receivables.

            (d) Intent of the Parties; Reasonableness. The Issuer and the Owner Trust Administrator acknowledge and agree that the purpose of
      Section 22 of this Agreement is to facilitate compliance by the Issuer with the provisions of Regulation AB and related rules and regulations of the Commission.

            Neither the Issuer nor the Owner Trust Administrator shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities
      Act). The Owner Trust Administrator acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Indenture Trustee, the Servicer or any other party to the Transaction Documents in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection therewith, the Owner Trust Administrator shall cooperate fully with the Owner Trust Administrator, on behalf of the Issuer to deliver to the Owner Trust Administrator, on behalf of the Issuer (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner Trust Administrator, on behalf of the Issuer, to permit the Owner Trust Administrator, on behalf of the Issuer, to comply with the provisions of Regulation AB.

            The Issuer (including any of its assignees or designees) shall cooperate with the Owner Trust Administrator by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Owner Trust Administrator's, on behalf of the Issuer, reasonable judgment, to comply with Regulation AB.

            SIGNATURE PAGE TO OWNER TRUST ADMINISTRATION AGREEMENT


            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                    BMW VEHICLE OWNER TRUST 2006-A

                                    By:  WILMINGTON TRUST COMPANY, not in
                                        its individual capacity but solely as
                                        Owner Trustee

                                    By:   /s/  Patricia A. Evans
                                        ------------------------------------
                                        Name:  Patricia A. Evans
                                        Title:  Vice President

                                    DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                    not in its individual capacity
                                    but solely as Indenture Trustee

                                    By:   /s/  Irene Siegel
                                        ------------------------------------
                                        Name:  Irene Siegel
                                        Title:  Vice President

                                    By:   /s/  Aranka R. Paul
                                        ------------------------------------
                                        Name:  Aranka R. Paul
                                        Title:  Assistant Vice President

                                    BMW FINANCIAL SERVICES NA, LLC,
                                       as Owner Trust Administrator

                                    By:   /s/  Joachim Herr
                                        ------------------------------------
                                        Name:  Joachim Herr
                                        Title:  Treasurer

                                    By:   /s/  Robert E. Devine
                                        ------------------------------------
                                        Name:  Robert E. Devine
                                        Title:  President

                                    EXHIBIT A

                                POWER OF ATTORNEY

STATE OF DELAWARE       }
                        }
COUNTY OF NEW CASTLE    }

            KNOW ALL MEN BY THESE PRESENTS, that Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee (the "Owner Trustee") for BMW Vehicle Owner Trust 2006-A (the "Trust"), does hereby make, constitute and appoint BMW Financial Services NA, LLC, as administrator (the "Owner Trust Administrator") under the Owner Trust Administration Agreement dated as of September 1, 2006 (the "Owner Trust Administration Agreement"), among the Trust, the Owner Trust Administrator and Deutsche Bank Trust Company Americas, as Indenture Trustee, as the same may be amended from time to time, and its agents and attorneys, as Attorneys-in-Fact to execute on behalf of the Owner Trustee or the Trust all such documents, reports, filings, instruments, certificates and opinions as it should be the duty of the Owner Trustee or the Trust to prepare, file or deliver pursuant to the Basic Documents, or pursuant to Section 5.04 of the Trust Agreement, including, without limitation, to appear for and represent the Owner Trustee and the Trust in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Trust, and with full power to perform any and all acts associated with such returns and audits that the Owner Trustee could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restrictions on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements.

            All powers of attorney for this purpose heretofore filed or executed by the Owner Trustee are hereby revoked.

            Capitalized terms that are used and not otherwise defined herein shall have the meanings ascribed thereto in the Owner Trust Administration Agreement.

            EXECUTED this ____ day of ____________, 200_.

                                    WILMINGTON TRUST COMPANY,
                                    not in its individual capacity
                                    but solely as Owner Trustee

                                    By: ________________________________
                                      Name:
                                     Title:

STATE OF ____________   }
                        }
COUNTY OF __________    }

Before me, the undersigned authority, on this day personally appeared ____________________, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that s/he signed the same for the purposes and considerations therein expressed.

Sworn to before me this ___
day of _______, 200_.



Notary Public - State of _________________

                                    EXHIBIT B

                          FORM OF ANNUAL CERTIFICATION

            Re: The Administration Agreement dated as of September 1, 2006 (the "Agreement"), among BMW VEHICLE OWNER TRUST 2006-A, a Delaware statutory trust (the "Issuer"), BMW FINANCIAL SERVICES NA, LLC, as administrator (the "Owner Trust Administrator"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"),

            I, ________________________________, the _______________________ of
[NAME OF COMPANY] (the "Company"), certify to the Issuer and the Depositor, and their officers, with the knowledge and intent that they will rely upon this certification, that:

            (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
      Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Receivables by the Company during 200[ ] that were delivered by the Company to the Issuer and the Depositor pursuant to the Agreement (collectively, the "Company Servicing Information");

            (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

            (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Issuer and the Depositor;

            (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

            (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or

      Subcontractor pursuant to the Agreement, have been provided to the Issuer and the Depositor and the Trustees. Any material instances of noncompliance described in such reports have been disclosed to the Issuer and the Depositor. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                          Date: _________________________

            By:  ________________________________
            Name:
            Title:

                                    EXHIBIT C

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

            The assessment of compliance to be delivered by the Owner Trust Administrator, shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":


--------------------------------------------------------------------------------
REFERENCE                                    CRITERIA
--------------------------------------------------------------------------------
                                GENERAL SERVICING CONSIDERATIONS
--------------------------------------------------------------------------------
1122(d)(1)(i)            Policies and procedures are instituted to monitor any
                         performance or other triggers and events of default in
                         accordance with the transaction agreements.
--------------------------------------------------------------------------------
1122(d)(1)(ii)           If any material servicing activities are outsourced to
                         third parties, policies and procedures are instituted
                         to monitor the third party's performance and compliance
                         with such servicing activities.
--------------------------------------------------------------------------------
1122(d)(1)(iii)          Any requirements in the transaction agreements to
                         maintain a back-up servicer for the receivables are
                         maintained.
--------------------------------------------------------------------------------
                         CASH COLLECTION AND ADMINISTRATION
--------------------------------------------------------------------------------
1122(d)(2)(i)            Payments on receivables are deposited into the
                         appropriate custodial bank accounts and related bank
                         clearing accounts no more than two business days
                         following receipt, or such other number of days
                         specified in the transaction agreements.
--------------------------------------------------------------------------------
1122(d)(2)(ii)           Disbursements made via wire transfer on behalf of an
                         obligor or to an investor are made only by authorized
                         personnel.
--------------------------------------------------------------------------------
1122(d)(2)(iii)          Advances of funds or guarantees regarding collections,
                         cash flows or distributions, and any interest or other
                         fees charged for such advances, are made, reviewed and
                         approved as specified in the transaction agreements.
--------------------------------------------------------------------------------
1122(d)(2)(iv)           The related accounts for the transaction, such as cash
                         reserve accounts or accounts established as a form of
                         over collateralization, are separately maintained
                         (e.g., with respect to commingling of cash) as set
                         forth in the transaction agreements.
--------------------------------------------------------------------------------
1122(d)(2)(v)            Each custodial account is maintained at a federally
                         insured depository institution as set forth in the
                         transaction agreements. For purposes of this criterion,
                         "federally insured depository institution" with respect
                         to a foreign financial institution means a foreign
                         financial institution that meets the requirements of
                         Rule 13k-1(b)(1) of the Securities Exchange Act.
--------------------------------------------------------------------------------
1122(d)(2)(vi)           Unissued checks are safeguarded so as to prevent
                         unauthorized access.
--------------------------------------------------------------------------------
1122(d)(2)(vii)          Reconciliations are prepared on a monthly basis for all
                         asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling

--------------------------------------------------------------------------------
REFERENCE                                    CRITERIA
--------------------------------------------------------------------------------
                         items are resolved within 90 calendar days of their
                         original identification, or such other number of days
                         specified in the transaction agreements.
--------------------------------------------------------------------------------
                          INVESTOR REMITTANCES AND REPORTING
--------------------------------------------------------------------------------
                         Reports to investors, including those to be filed with
1122(d)(3)(i)            the Commission, are maintained in accordance with the
                         transaction agreements and applicable Commission
                         requirements. Specifically, such reports (A) are
                         prepared in accordance with timeframes and other terms
                         set forth in the transaction agreements; (B) provide
                         information calculated in accordance with the terms
                         specified in the transaction agreements; (C) are filed
                         with the Commission as required by its rules and
                         regulations; and (D) agree with investors' or the
                         trustee's records as to the total unpaid principal
                         balance and number of receivables serviced by the
                         Servicer.
--------------------------------------------------------------------------------
1122(d)(3)(ii)           Amounts due to investors are allocated and remitted in
                         accordance with timeframes, distribution priority and
                         other terms set forth in the transaction agreements.
--------------------------------------------------------------------------------
1122(d)(3)(iii)          Disbursements made to an investor are posted within two
                         business days to the Servicer's investor records, or
                         such other number of days specified in the transaction
                         agreements.
--------------------------------------------------------------------------------
1122(d)(3)(iv)           Amounts remitted to investors per the investor reports
                         agree with cancelled checks, or other form of payment,
                         or custodial bank statements.
--------------------------------------------------------------------------------
                            POOL ASSET ADMINISTRATION
--------------------------------------------------------------------------------
1122(d)(4)(i)            Collateral or security on receivables is maintained as
                         required by the transaction agreements or related
                         receivables documents.
--------------------------------------------------------------------------------
1122(d)(4)(ii)           Receivables and related documents are safeguarded as
                         required by the transaction agreements
--------------------------------------------------------------------------------
1122(d)(4)(iii)          Any additions, removals or substitutions to the asset
                         pool are made, reviewed and approved in accordance with
                         any conditions or requirements in the transaction
                         agreements.
--------------------------------------------------------------------------------
1122(d)(4)(iv)           Payments on receivables, including any payoffs, made in
                         accordance with the related receivables documents are
                         posted to the Servicer's obligor records maintained no
                         more than two business days after receipt, or such
                         other number of days specified in the transaction
                         agreements, and allocated to principal, interest or
                         other items (e.g., escrow) in accordance with the
                         related receivables documents.
--------------------------------------------------------------------------------
1122(d)(4)(v)            The Servicer's records regarding the receivables agree
                         with the Servicer's records with respect to an
                         obligor's unpaid principal balance.
--------------------------------------------------------------------------------
1122(d)(4)(vi)           Changes with respect to the terms or status of an
                         obligor's receivables (e.g., loan modifications or
                         re-agings) are made, reviewed and approved by
                         authorized personnel in accordance with the transaction
                         agreements and related pool asset documents.
--------------------------------------------------------------------------------
1122(d)(4)(vii)          Loss mitigation or recovery actions (e.g., forbearance
                         plans, modifications and deeds in lieu of foreclosure,
                         foreclosures and repossessions, as applicable) are
                         initiated, conducted and concluded in accordance with
                         the timeframes or other requirements established by the
                         transaction agreements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REFERENCE                                    CRITERIA
--------------------------------------------------------------------------------
1122(d)(4)(viii)         Records documenting collection efforts are maintained
                         during the period a receivable is delinquent in
                         accordance with the transaction agreements. Such
                         records are maintained on at least a monthly basis, or
                         such other period specified in the transaction
                         agreements, and describe the entity's activities in
                         monitoring delinquent receivables including, for
                         example, phone calls, letters and payment rescheduling
                         plans in cases where delinquency is deemed temporary
                         (e.g., illness or unemployment).
--------------------------------------------------------------------------------
1122(d)(4)(ix)           Adjustments to interest rates or rates of return for
                         receivables with variable rates are computed based on
                         the related receivables documents.
--------------------------------------------------------------------------------
1122(d)(4)(x)            Regarding any funds held in trust for an obligor (such
                         as escrow accounts): (A) such funds are analyzed, in
                         accordance with the obligor's receivables documents, on
                         at least an annual basis, or such other period
                         specified in the transaction agreements; (B) interest
                         on such funds is paid, or credited, to obligors in
                         accordance with applicable receivables documents and
                         state laws; and (C) such funds are returned to the
                         obligor within 30 calendar days of full repayment of
                         the related receivables, or such other number of days
                         specified in the transaction agreements.
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1122(d)(4)(xii)          Any late payment penalties in connection with any
                         payment to be made on behalf of an obligor are paid
                         from the servicer's funds and not charged to the
                         obligor, unless the late payment was due to the
                         obligor's error or omission.
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1122(d)(4)(xiii)         Disbursements made on behalf of an obligor are posted
                         within two business days to the obligor's records
                         maintained by the servicer, or such other number of
                         days specified in the transaction agreements.
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1122(d)(4)(xiv)          Delinquencies, charge-offs and uncollectible accounts
                         are recognized and recorded in accordance with the
                         transaction agreements.
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1122(d)(4)(xv)           Any external enhancement or other support, identified
                         in Item 1114(a)(1) through (3) or Item 1115 of
                         Regulation AB, is maintained as set forth in the
                         transaction agreements.
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                                    Date: _________________________

            By:  ________________________________
            Name:
            Title:


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